THE INDIA FUND, INC.
                           Oppenheimer Tower
                       One World Financial Center
                           200 Liberty Street
                        New York, New York 10281

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                March 11, 1997

TO THE STOCKHOLDERS:

   The Annual Meeting of Stockholders of The India Fund, Inc. (the "Fund") will be held at Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York on the 40th floor, on April 18, 1997, at 10:00 a.m., for the purposes of considering and voting upon:

     1.  The election of directors (Proposal 1).
     2. The ratification of the selection of Price Waterhouse LLP as the independent accountants of the Fund for the year ending December 31, 1997 (Proposal 2).
     3.  Any other business that may properly come before the meeting.

   The close of business on February 21, 1997, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                   By Order of the Board of Directors,

                                   /s/

                                   Robert I. Kleinberg
                                   SECRETARY

TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be.

                  INSTRUCTIONS FOR SIGNING PROXY CARDS


   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

   1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

   2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

   3. OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.
For example:

                             REGISTRATION

  CORPORATE ACCOUNTS                          VALID SIGNATURE

  (1) ABC Corp. ...........................   ABC Corp.
  (2) ABC Corp. ...........................   John Doe, Treasurer
  (3) ABC Corp.
       c/o John Doe, Treasurer ............   John Doe
  (4) ABC Corp. Profit Sharing Plan .......   John Doe, Trustee

  TRUST ACCOUNTS

  (1) ABC Trust ...........................   Jane B. Doe, Trustee
  (2) Jane B. Doe, Trustee
       u/t/d/ 12/28/78 ....................   Jane B. Doe

  CUSTODIAL OR ESTATE ACCOUNTS

  (1) John B. Smith, Cust.
       f/b/o John B. Smith, Jr. UGMA ......   John B. Smith
  (2) John B. Smith .......................   John B. Smith, Jr., Executor

                          THE INDIA FUND, INC.
                           Oppenheimer Tower
                       One World Financial Center
                           200 Liberty Street
                        New York, New York 10281


                            ---------------
                            PROXY STATEMENT
                            ---------------


  This proxy statement is furnished in connection with a solicitation by the Board of Directors of THE INDIA FUND, INC. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York on the 40th floor, on Friday, April 18, 1997 at 10:00 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about March 11, 1997. THE FUND'S ANNUAL REPORT CONTAINING FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, IS AVAILABLE FREE OF CHARGE BY CONTACTING ADVANTAGE ADVISERS, INC., AT THE ADDRESS LISTED ABOVE OR BY CALLING 1-800-421-4777. Stockholders who execute proxies retain the right to revoke them in person at the Annual Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors and FOR Proposal 2. The close of business on February 21, 1997, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.
Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 34,007,133 shares of Common Stock outstanding.

  In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies.
Any such adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of Common Stock of the Fund entitled to vote at the Annual Meeting.

                      PROPOSAL 1: ELECTION OF DIRECTORS

  In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Annual Meeting, stockholders will be asked to elect two Class II Directors to hold office until the year 2000 Annual Meeting of Stockholders or thereafter when their successors are elected and qualified. The term of office of the Class III Directors, Messrs. Rappaport and Maingard, expires at the Annual Meeting of Stockholders in 1998, and the term of office of the Class I Directors, Messrs. Gelb, Seeyave and Blum, expires at the Annual Meeting of Stockholders in 1999, or thereafter in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

  The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) FOR the election of the nominees listed below. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. Each of the nominees has been previously elected to the Board of Directors by shareholders.

  The following table provides information concerning the nominees for election as directors:

                                                                                                 SHARES OF COMMON STOCK
                                                                                                   BENEFICIALLY OWNED,
NOMINEES AND PRINCIPAL OCCUPATIONS                                                             DIRECTLY OR INDIRECTLY, ON
DURING THE PAST FIVE YEARS                           DIRECTOR SINCE            AGE               DECEMBER 31, 1996 <F2>
-------------------------------------------------------------------------------------------------------------------------
NOMINEES TO SERVE UNTIL THE YEAR 2000
   ANNUAL MEETING OF STOCKHOLDERS

Jeswald W. Salacuse, Member of Audit Committee;           1994                 59                         202
   Henry J. Braker Professor of Commercial Law,
   The Fletcher School of Law & Diplomacy, Tufts
   University; formerly Dean, The Fletcher School
   of Law & Diplomacy, Tufts University.

Charles F. Barber, Member of Audit Committee;             1994                 80                       1,000
   Consultant; formerly Chairman of the Board,
   ASARCO Incorporated.



  The following table provides information concerning the directors serving until the 1998 and 1999 Annual Meetings of Shareholders:


                                                                                                 SHARES OF COMMON STOCK
                                                                                                   BENEFICIALLY OWNED,
DIRECTORS AND PRINCIPAL OCCUPATIONS                                                            DIRECTLY OR INDIRECTLY, ON
DURING THE PAST FIVE YEARS                           DIRECTOR SINCE            AGE               DECEMBER 31, 1996 <F2>
-------------------------------------------------------------------------------------------------------------------------
DIRECTORS SERVING UNTIL THE YEAR 1998
   ANNUAL MEETING OF STOCKHOLDERS

Alan H. Rappaport<F1>, Chairman and President;            1994                  43                      1,000
   Executive Vice President, Oppenheimer & Co., Inc.
   (1994-Present); Director and President, Advantage
   Advisers, Inc. (1993-Present).

Sir Rene Maingard C.B.E.; Director,                       1994                  79                          0
   Rogers & Co., Ltd. (shipping, banking).

DIRECTORS SERVING UNTIL THE YEAR 1999
   ANNUAL MEETING OF STOCKHOLDERS

Leslie H. Gelb, Member of the Audit Committee;            1995                  60                          0
   President, The Council on Foreign Relations
   (1993-Present), Columnist (1991-1993),
   Deputy Editorial Page Editor (1986-1990) and
   Editor, Op-Ed Page (1988-1990), The New
   York Times.

Gabriel Seeyave, Tax Advisor; formerly Partner,           1994                  65                          0
   De Chazal Du Mee & Co. (chartered accountants).

Robert A. Blum<F1>, Assistant Secretary; Managing         1995                  36                        500
   Director and Associate General Counsel,
   Oppenheimer & Co., Inc. (1994-present); Senior
   Vice President, Oppenheimer & Co., Inc. (1991-1994).

----------------
<F1>    "Interested person" as defined in the Investment Company Act of 1940 (the "1940 Act") because of a relationship with Advantage Advisers, Inc. ("Advantage"), the Fund's investment manager.

<F2>    The holdings of no director represented more than 1% of the outstanding shares of the Fund.  Each director has sole voting and investment power with respect to the listed shares.



  Each of Messrs. Blum, Gelb, Salacuse, Barber and Rappaport serves as a director of certain other U.S. registered investment companies, as described below. Mr. Barber is a director of one other registered investment company co-advised by Advantage and Barclays Global Investors International Inc. ("BGI"), the Fund's investment adviser, six registered investment companies co-advised by Advantage and Salomon Brothers Asset Management Inc ("SBAM") and seven other registered investment companies advised by SBAM. Mr. Barber also serves as a Director Emeritus for six registered investment companies advised by investment advisory affiliates of Smith Barney Inc. In addition, Mr. Barber serves as a director of Min Ven Inc. Messrs. Blum, Gelb, Salacuse and Rappaport are directors of one other registered investment company co-advised by Advantage and BGI, and Messrs. Gelb, Salacuse and Rappaport are directors of four registered investment companies co-advised by Advantage and SBAM. Mr. Salacuse is a director of one other registered investment company advised by Advantage and three other registered investment companies advised by SBAM. Mr. Rappaport is a director of two other registered investment companies advised by Advantage, and Mr. Gelb is a director of one other registered investment company advised by Advantage. Mr. Blum is an Individual General Partner of one other registered investment company advised by an affiliate of Advantage.

  At December 31, 1996, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund. No person owned of record, or to the knowledge of management owned beneficially, more than 5% of the Fund's outstanding shares at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 33,423,920 shares, equal to 98.29% of the outstanding shares of the Fund.

  The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Mr. Rappaport, the present executive officers of the Fund are:

     NAME                    OFFICE       AGE            OFFICER SINCE
     ------------------------------------------------------------------
     Dennis E. Feeney       Treasurer     45                 1994

     Robert I. Kleinberg    Secretary     59                 1994

  Mr. Feeney is also Executive Vice President and Chief Financial Officer of Oppenheimer & Co., Inc. Mr. Kleinberg is also Executive Vice President, Secretary and General Counsel of Oppenheimer & Co., Inc. and Director and Secretary of Advantage.

  The Fund's Audit Committee is composed of Messrs. Barber, Gelb and
Salacuse. The principal functions of the Audit Committee are to recommend to the Board the appointment of the Fund's independent accountants, to review with the independent accountants the scope and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met four times during the year ended December 31, 1996. The Fund has no nominating or compensation committees.

  During the fiscal year ended December 31, 1996, the Board of Directors met eight times. Each director attended at least 75% of the meetings of the Board or the Committee of the Board for which he was eligible.

  Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Annual Meeting information regarding compensation paid to directors by the Fund as well as by the various other investment companies advised by Advantage and/or BGI. The following table provides information concerning the approximate compensation paid during the year ended December 31, 1996, to each director of the Fund. Please note that the Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the year ended December 31, 1996, by the Fund to either Mr. Rappaport or Mr. Blum, who as officers or employees of Advantage and/or Oppenheimer & Co., Inc., are interested persons as defined under the 1940 Act.


                                        TOTAL COMPENSATION
                                         FROM OTHER FUNDS      TOTAL COMPENSATION
                         AGGREGATE        CO-ADVISED BY        FROM OTHER FUNDS       TOTAL COMPENSATION
                        COMPENSATION      ADVANTAGE AND           ADVISED BY           FROM OTHER FUNDS
                         FROM FUND             BGI                ADVANTAGE             ADVISED BY BGI      TOTAL COMPENSATION
NAME OF DIRECTOR         (DOLLARS)          (DOLLARS)             (DOLLARS)               (DOLLARS)             (DOLLARS)
----------------       ------------     ------------------     ------------------     ------------------    ------------------
                                          Directorships<F1>      Directorships<F1>      Directorships<F1>     Directorships<F1>
Leslie H. Gelb ......... $10,000          $9,300 (1)             $35,300 (5)            $0                    $54,600 (7)
Gabriel Seeyave ........ $10,000          $0                     $0                     $0                    $10,000 (1)
Jeswald W. Salacuse .... $10,100          $9,400 (1)             $40,600 (5)            $0                    $60,100 (7)
Charles F. Barber ...... $10,100          $9,500 (1)             $49,100 (6)            $0                    $68,700 (8)
Sir Rene Maingard ...... $10,000          $0                     $0                     $0                    $10,000 (1)

----------------
<F1>    The numbers in parentheses indicate the applicable number of investment company directorships held by that director.



SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten percent of the Fund's Common Stock, Advantage, BGI, Infrastructure Leasing & Financial Services Limited ("ILFS"), the Fund's country adviser, and their respective directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements during the fiscal year ended December 31, 1996.


REQUIRED VOTE

  Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.


     PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

  The Board of Directors of the Fund has selected Price Waterhouse LLP as independent accountants of the Fund for the year ending December 31, 1997. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification. The Fund has been advised by Price Waterhouse LLP that at December 31, 1996, neither the firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of Price Waterhouse LLP will be at the Annual Meeting to answer questions concerning the audit of the Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

  THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.


REQUIRED VOTE

  Ratification of the selection of Price Waterhouse LLP as independent accountants of the Fund requires the affirmative vote of the holders of a majority of the votes cast by holders of shares of Common Stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of this proposal, abstentions and broker non-votes will not be considered votes cast for the foregoing purpose.


                     ADDITIONAL INFORMATION

INVESTMENT MANAGER AND INVESTMENT ADVISERS

ADVANTAGE ADVISERS, INC.

  Advantage serves as the Fund's investment manager. The address of Advantage is Oppenheimer Tower, One World Financial Center, 200 Liberty Street,
New York, New York 10281.


BARCLAYS GLOBAL INVESTORS INTERNATIONAL INC.

  BGI serves as the Fund's investment adviser. The address of BGI is Tower 49, 12 East 49th Street, New York, New York 10017.


INFRASTRUCTURE LEASING & FINANCIAL SERVICES LIMITED

  ILFS serves as the Fund's country adviser. The address of ILFS is ITTS House, 5th Floor, 28, K Dubhash Marg., Bombay, India 400 023.


                        ADMINISTRATION

  Oppenheimer & Co., Inc. ("OpCo") serves as the Fund's administrator. The address of OpCo is Oppenheimer Tower, One World Financial Center, 200 Liberty Street, New York, New York 10281. OpCo subcontracts certain of its responsibilities to PFPC Inc. The address of PFPC Inc. is 400 Bellevue Parkway, Wilmington, Delaware 19809.

  Multiconsult Ltd. serves as Mauritius administrator to the Fund. Multiconsult Ltd.'s address is Les Jamalacs-Vieux Conseil Street, Port Louis, Mauritius.


                        OTHER BUSINESS

  The Board of Directors of the Fund does not know of any other matter which may come before the Annual Meeting. If any other matter properly comes before the Annual Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

             PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

  All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 1998 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than November 11, 1997.


                  EXPENSES OF PROXY SOLICITATION

  The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of Advantage, BGI and ILFS or their respective affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. Corporate Investor Communications, Inc., has been retained to assist in the solicitation of proxies at a fee to be paid by the Fund and estimated at $4,500 plus disbursements.

March 11, 1997

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


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


                      THE INDIA FUND, INC.
           ANNUAL MEETING OF STOCKHOLDERS -- APRIL 18, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS

  The undersigned hereby appoints Robert I. Kleinberg, Robert A. Blum and Charles J. DeMarco, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Fund to be held at Oppenheimer Tower, One World Financial Center, New York, New York 10281 on Friday, April 18, 1997, at 10:00 a.m., and at any adjournments thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated
March 11, 1997 and upon all other matters properly coming before said Meeting.

  Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR DIRECTOR) AND 2. Please refer to the Proxy Statement for a discussion of the Proposals.


HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?


--------------------------------             --------------------------------

--------------------------------             --------------------------------

--------------------------------             --------------------------------


                  (Continued, and to be signed and dated, on the reverse side)

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1 (INCLUDING ALL NOMINEES FOR DIRECTORS) AND 2.

1. Election of Directors
[  ] FOR the nominees      [  ] WITHHOLD AUTHORITY         [  ] EXCEPTIONS
     listed below               to vote for the nominees.

     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and strike a line through that nominee's name.)

     Directors to serve until the year 2000 Annual Meeting:
     Jeswald W. Salacuse, Robert A. Blum

2. The ratification of the selection of Price Waterhouse LLP as the independent accountants of the Fund for the year ending December 31, 1997.

     [  ] FOR      [  ] AGAINST      [  ] ABSTAIN

3. Any other business that may properly come before the meeting.

     [  ] FOR      [  ] AGAINST      [  ] ABSTAIN

               4. I will attend the meeting.     [  ]

                   [  ] Change of Address and/or Comments Mark Here


               Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

               Date                                                    , 1997
                    ---------------------------------------------------


               --------------------------------------------------------------


               --------------------------------------------------------------
                          Signature(s), Title(s), if applicable

               PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.